SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 11, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                   22-2748288
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(Commission File Number)                                   (IRS Employer
                                                        Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas               75093
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.         Changes in Registrant's Certifying Accountant.

            On September 11, 2002, MSU Devices Inc. (the "Company") engaged KGA Group, 14160 Dallas Parkway, Suite 900; Dallas TX 75254 as the Company's independent public accountant to audit the registrant's financial statements for the fiscal year ended June 30, 2002. The Registrant has not consulted the newly engaged accountants regarding either any accounting principles or the type of audit opinion that might be rendered on the financial statement of the Registrant prior to their engagement.

            On July 2, 2002 the Registrant filed an 8-K explaining the resignation of the auditor of the prior three quarters. As stated in that filing, no disagreements were related to their resignation as auditors. Thus there were no disagreements to discuss with the newly engaged auditors.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MSU DEVICES INC.



Dated:  September 17, 2002                    By:     /s/ Jean Belanger
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                                                          Jean Belanger
                                                  Chairman of The Board





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